                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.             )

     Filed by the registrant / /
     Filed by a party other than the registrant /X/
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                              CENTEX CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.             )

     Filed by the registrant / /
     Filed by a party other than the registrant /X/
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                           3333 HOLDING CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                               CENTEX CORPORATION


                                      AND


                            3333 HOLDING CORPORATION



                              PROXY STATEMENT AND
                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS
                              OF EACH CORPORATION


                            TO BE HELD JULY 28, 1994


                       __________________________________



                                     INDEX

                                                                           PAGE
                                                                           ----
                               CENTEX CORPORATION

Notice of Annual Meeting of Stockholders  . . . . . . . . . . . . . . . . .  1
Proxy Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

                            3333 HOLDING CORPORATION

Notice of Annual Meeting of Stockholders  . . . . . . . . . . . . . . . . . 17
Proxy Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18


                            _______________________


         PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS. STOCKHOLDERS ARE ENCOURAGED TO REVIEW THE ACCOMPANYING PROXY STATEMENT OF EACH COMPANY CAREFULLY.

                               CENTEX CORPORATION
                                3333 LEE PARKWAY
                              DALLAS, TEXAS 75219


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 28, 1994



To The Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Centex Corporation, a Nevada corporation ("Centex"), will be held in the auditorium of the Dallas Museum of Art, 1717 North Harwood in the City of Dallas, Texas, on Thursday, July 28, 1994, at 10:00 A.M. (C.D.T.) for the following purposes:

         1. To elect three directors comprising a class of directors to serve until the annual meeting of stockholders in 1997.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on June 15, 1994 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. The transfer books will not be closed.

         You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, you are urged to promptly sign, date and mail the accompanying form of Centex proxy, so that your Centex shares may be represented and voted at the meeting. Your Centex proxy will be returned to you if you should be present at the meeting and request such return.


                                        By Order of the Board of Directors


                                                  RAYMOND G. SMERGE
                                        Vice President, Chief Legal Officer
                                                    and Secretary

Dallas, Texas
July 1, 1994


         PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.

                               CENTEX CORPORATION

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 28, 1994


                                  INTRODUCTION

         The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the Board of Directors of Centex Corporation, a Nevada corporation ("Centex"), for use at the Annual Meeting of Stockholders of Centex to be held on July 28, 1994, and at any adjournment thereof. The mailing address of the executive offices of Centex is 3333 Lee Parkway, Dallas, Texas 75219. The approximate date on which this proxy statement and accompanying proxy were first sent to stockholders is July 1, 1994.

PURPOSES OF THE MEETING

         At the meeting, action will be taken upon the following matters:

                 (1) Election of three directors comprising a class of directors to serve until the annual meeting of stockholders in 1997.

                 (2) Such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors of Centex does not know of any matters that may be acted upon at the meeting other than the matter set forth in item (1) above.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS OF CENTEX RECOMMENDS A VOTE FOR ELECTION OF THE THREE NOMINEES FOR DIRECTOR OF CENTEX NAMED IN THE ACCOMPANYING CENTEX PROXY.


                               TANDEM SECURITIES

         On November 30, 1987, Centex distributed as a dividend to its stockholders (through a nominee, the "Nominee") all the issued and outstanding shares of common stock, par value $.01 per share ("Holding Common Stock"), of 3333 Holding Corporation, a Nevada corporation ("Holding"), and 900 warrants (the "Stockholder Warrants") to purchase Class B Units of limited partnership interest in Centex Development Company, L.P., a Delaware limited partnership ("CDC"). 3333 Development Corporation, a Nevada corporation and a wholly owned subsidiary of Holding ("Development"), is the general partner of CDC.

         The Nominee holds the Stockholder Warrants and 1,000 shares of Holding Common Stock, which constitute all the issued and outstanding capital stock of Holding, on behalf of and for the benefit of persons who are from time to time the holders of the common stock, par value $.25 per share ("Centex Common Stock"), of Centex ("Centex Stockholders"). Each Centex Stockholder owns a beneficial interest in that portion of the 1,000 shares of Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder's beneficial interest in such pro rata portion of the shares of Holding Common Stock and Stockholder Warrants is represented by the certificate or certificates evidencing such Centex Stockholder's Centex Common Stock, and is currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock.

These restrictions on transfer are imposed by the terms of a nominee agreement (the "Nominee Agreement") among Centex, Holding, CDC and the Nominee. Centex Common Stock certificates issued after the date of the Nominee Agreement bear a legend referring to the restrictions on transfer imposed thereby.

         PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.


                             RECORD DATE AND VOTING

         The record date for the determination of stockholders entitled to notice of and to vote at the meeting is the close of business on June 15, 1994. On the record date, the issued and outstanding capital stock of Centex entitled to vote at the meeting consisted of 31,201,520 shares of Centex Common Stock.

         The holders of Centex Common Stock will be entitled to one vote per share upon the election of directors and each other matter that may be properly brought before the meeting or any adjournment thereof. Neither the Articles of Incorporation nor the By-laws of Centex provide for cumulative voting rights. The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of Centex Common Stock is necessary to constitute a quorum.

         Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the proxy card is signed and returned without any direction given, the shares will be voted for election of the three nominees for director named in the proxy. The Board of Directors does not intend to present, and has no information that others will present, any business at the annual meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders of Centex. However, if other matters requiring the vote of stockholders come before the meeting, it is the intention of the persons named in the accompanying form of Centex proxy to vote the proxies held by them in accordance with their best judgment in such matters. Any stockholder of Centex has the unconditional right to revoke his Centex proxy at any time prior to the voting thereof by submitting a later-dated proxy, by attending the meeting and voting in person or by written notice to Centex addressed to Raymond G. Smerge, Secretary, Centex Corporation, 3333 Lee Parkway, Dallas, Texas 75219; however, no such revocation shall be effective until received by Centex at or prior to the meeting.

         The cost of solicitation of proxies for the meeting will be borne by Centex. Solicitation may be made by mail, personal interview, telephone and/or telegraph by officers and other employees of Centex, who will receive no additional compensation therefor. To aid in the solicitation of proxies, Centex has retained the firm of Georgeson & Company Inc., which will receive a fee of approximately $7,000 plus out-of-pocket expenses. Centex will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners.


                             ELECTION OF DIRECTORS

         Centex's By-laws provide for the division of the Board of Directors into three classes with the directors in each class to hold office for a staggered term of three years each. Each class of directors is to consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Presently, there are three directors in the class whose term expires at the 1994 annual meeting, three directors in the class whose term expires at the 1995 annual meeting and four
directors in the class whose term expires at the 1996 annual meeting.   Because
of the retirement of one of Centex's directors at the conclusion of his term, Centex is equalizing its Board of Directors as required by Centex's By-laws so that one of its directors in the class whose term expires at the 1996 annual meeting is withdrawing from such class and is a nominee for the class whose term expires in 1997. At the 1994 annual meeting, three directors are to be elected to serve until the 1997 annual meeting and until their successors are elected and qualified, subject to removal by the vote of the holders of not less than two-thirds of the outstanding shares of Centex Common Stock. Information concerning the three nominees and the six continuing members of the Board of Directors is set forth below. Unless contrary instructions are indicated on the proxy, it is intended that the shares represented by the accompanying Centex proxy will be voted for the election of the three nominees for director named below, or if any of such nominees should become unavailable, which is not anticipated, for such substitute nominee as the Board of Directors shall designate. A plurality of votes cast at the annual meeting, in person or by proxy, is required to elect each nominee. The Board recommends that stockholders vote FOR the election of such nominees.

         The three persons named below are the Board's nominees for election as directors at the meeting for the class whose term expires at the 1997 annual meeting. The three nominees named below are currently directors of Centex.
Two of the three directors were elected as directors by Centex Stockholders at the 1991 annual meeting of stockholders, and the third was elected as a director by Centex Stockholders at the 1993 annual meeting. The information appearing in the following table respecting the nominees for director and the continuing directors has been furnished to Centex by the respective nominees and directors.

NOMINEES FOR DIRECTORS


                                                                                             BOARD
                                            POSITIONS AND OFFICES      DIRECTOR            COMMITTEE
              NAME AND AGE                       WITH CENTEX             SINCE             MEMBERSHIP
              ------------                ------------------------     --------            -----------
  CLASS WHOSE TERM EXPIRES AT
     THE 1994 ANNUAL MEETING

  Laurence E. Hirsch, 48  . . . . . .     Chairman of the Board          1985             Executive & Director
                                             and Chief Executive                             Nominating
                                             Officer (1)

  Charles H. Pistor, 63 . . . . . . .             None (2)               1987             Compensation, Stock Option* &
                                                                                             Director Nominating

  CLASS WHOSE TERM EXPIRES AT
     THE 1996 ANNUAL MEETING

  Dan W. Cook III, 59 . . . . . . . .             None (3)               1993             Compensation

CONTINUING DIRECTORS

         All continuing directors listed below were elected by Centex Stockholders to terms expiring at the annual meetings to be held in 1995 and 1996.

                                                                                              BOARD
                                            POSITIONS AND OFFICES      DIRECTOR             COMMITTEE
              NAME AND AGE                       WITH CENTEX             SINCE               MEMBERSHIP
              ------------                 -----------------------     --------              -----------
  CLASS WHOSE TERM EXPIRES AT
     THE 1995 ANNUAL MEETING

  William J Gillilan, 48  . . . . . .     President and Chief            1989              Executive
                                            Operating Officer (4)
  David W. Quinn, 52  . . . . . . . .    Executive Vice President        1989                 --
                                            and Chief Financial
                                            Officer (5)
  Paul T. Stoffel, 60 . . . . . . . .             None (6)               1968              Audit* & Stock Option

                                                                                             BOARD
                                          POSITIONS AND OFFICES       DIRECTOR             COMMITTEE
              NAME AND AGE                      WITH CENTEX             SINCE              MEMBERSHIP
              ------------               ------------------------     ---------            ----------
  CLASS WHOSE TERM EXPIRES AT
          THE 1996 ANNUAL MEETING

  Alan B. Coleman, 65 . . . . . . . .            None (7)               1979        Audit & Director
                                                                                       Nominating
  Clint W. Murchison, III, 47 . . . .            None (8)               1979        Audit & Compensation
  Paul R. Seegers, 64 . . . . . . . .            None (9)               1963        Executive* & Director
                                                                                       Nominating*

____________________
* Chairman of the Committee

  (1) Mr. Hirsch has served as Chief Executive Officer of Centex since July 1988, as Chairman of the Board since July of 1991 and as President from March 1985 to July 1991. Mr. Hirsch is also a director of Centex Construction Products, Inc., Commercial Metals Corporation and Envoy Corporation.
  (2) Mr. Pistor has been Vice Chair and Trustee of Southern Methodist University since October 1991. Mr. Pistor served as Chairman of the Board and Chief Executive Officer of Northpark National Bank of Dallas from April 1988 to June 1990. Prior thereto, Mr. Pistor served as Vice Chairman of First RepublicBank Corporation from June 1987 and the Chairman of the Board and Chief Executive Officer of First RepublicBank Dallas, N.A. from April 1980 until his retirement in April 1988. Mr. Pistor also serves as a director of AMR Corporation, American Brands, Inc. and Oryx Energy Company.
  (3) Mr. Cook is engaged in private investments as his principal business. Mr. Cook was a general partner in the investment banking firm of Goldman, Sachs & Co. from 1977 until 1992.
  (4) Mr. Gillilan has held the office of Centex's Chief Operating Officer since January 1990 and has been President of Centex since July 1991. Mr. Gillilan has also been Chairman and Chief Executive Officer of Centex's general construction operations since July 1990 and Chairman of Centex's home building and mortgage banking operations since January 1990 and prior thereto has held the offices of President, Chief Executive Officer and Chief Operating Officer of the home building operations and served in various other executive positions with Centex subsidiaries for more than five years.
  (5) Mr. Quinn has been Executive Vice President and Chief Financial Officer of Centex since February, 1987 and has served as a director and Chairman of the Board of Centex's banking subsidiary, Texas Trust Savings Bank, FSB, since December 1988. Mr. Quinn is also a director of Centex Construction Products, Inc.
  (6) Mr. Stoffel is engaged in private investments as his principal business. Mr. Stoffel is also a director of Business Records Corporation.
  (7) Dr. Coleman has been Caruth Professor of Financial Management Emeritus at Southern Methodist University since November 1988. Prior thereto, Dr. Coleman served as Dean of the Business School of Southern Methodist University ("SMU") from 1975 to 1981 and President of Southwestern Graduate School of Banking Foundation of SMU from 1981 to 1988.
  (8) Mr. Murchison is engaged in private real estate development and other investments as his principal business. Mr. Murchison is also a director of Kirby Corporation.
  (9) Mr. Seegers has been Chairman of the Executive Committee of Centex since July 1987. Mr. Seegers also held the office of the Chairman of the Board of Centex from July 1985 through July 1991, and the office of Chief Executive Officer from July 1985 through July 1988, Co-Chief Executive Officer from July 1978 through July 1985, and various other Centex executive offices since 1961. Mr. Seegers is also Chairman of the Board of Methodist Hospitals of Dallas and a director of Oryx Energy Company.

BOARD MEETINGS, FEES, COMMITTEES AND ATTENDANCE RECORDS

         During Centex's fiscal year ended March 31, 1994, the Board of Directors held four regularly scheduled meetings. During such fiscal year, each director attended 75% or more of the meetings of the Board and the Board committees on which he served.

         Board members who are not employees of Centex or any of its subsidiaries received a retainer of $27,000 for fiscal year 1994, and such directors who are not members of the Stock Option Committee are eligible to receive stock options. The directors are also reimbursed for travel and lodging expenses of attending meetings.

         The Board of Directors has an Audit Committee, composed of directors who are not employees of Centex or any of its subsidiaries, which reviews the functions of Centex's management and independent auditors pertaining to Centex's financial statements and performs such other duties and functions as are deemed appropriate by the Audit Committee or the Board. During the last fiscal year, the Audit Committee met two times. Each member attended both meetings. Audit Committee members are paid a fee of $1,000 per year.

         The Board has a Compensation Committee, composed of directors who are not employees of Centex or any of its subsidiaries, which recommends to the Board the base salaries and incentive bonuses of the officers of Centex. During the last fiscal year, the Compensation Committee held one meeting which was attended by all members. Compensation Committee members are paid a fee of $1,000 per year.

         The Board has a Director Nominating Committee which is responsible for nominating individuals for consideration as directors of Centex. The Director Nominating Committee will consider nominees recommended by Centex stockholders in a letter addressed to the Secretary at the executive offices of Centex in Dallas, Texas and setting forth the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, a representation that the stockholder is a holder of record of stock of Centex entitled to vote at the annual meeting of stockholders and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the letter, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors, and the consent of each nominee to serve as a director of Centex if so elected. Any such letter should be received by Centex not later than April 28, 1995 for consideration at the 1995 annual meeting. During the last fiscal year, the Director Nominating Committee held one meeting which was attended by all members. Each member of the Director Nominating Committee who is not an employee of Centex or any of its subsidiaries receives a fee of $1,000 per year for serving on the committee.

         The Board has a Stock Option Committee, composed of directors who are not employees of Centex or any of its subsidiaries, which administers the Centex Corporation Stock Option Plan and the Centex Corporation 1987 Stock Option Plan. The Stock Option Committee is authorized to grant options to acquire Centex Common Stock and, in the case of the 1987 Stock Option Plan, to grant awards of restricted stock. During the last fiscal year, the Stock Option Committee held two meetings which were attended by all members. Stock Option Committee members are paid a fee of $1,000 per year.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS


MANAGEMENT

         The following table sets forth information as of June 15, 1994 with respect to the beneficial ownership of shares of Centex Common Stock by each director, nominee for election to the Board of Directors and executive officer named in the Summary Compensation Table under "Executive Compensation", individually itemized, and by all directors and executive officers of Centex as a group. Except as otherwise indicated, all shares are owned directly and the owner has the sole voting and investment power with respect thereto.

                                                                               CENTEX COMMON STOCK (1)
                                                                            -----------------------------
                                                                              NUMBER OF           PERCENT
                NAME                                                            SHARES           OF CLASS
                ----                                                        -------------        --------
  Alan B. Coleman . . . . . . . . . . . . . . . . . . . . . . . . . . .          40,000              *

  Dan W. Cook III . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,667              *

  Timothy R. Eller  . . . . . . . . . . . . . . . . . . . . . . . . . .         141,899              *

  William J Gillilan III  . . . . . . . . . . . . . . . . . . . . . . .         188,952              *

  Laurence E. Hirsch  . . . . . . . . . . . . . . . . . . . . . . . . .         377,761            1.14%

  Clint W. Murchison, III . . . . . . . . . . . . . . . . . . . . . . .          87,767              *

  Charles H. Pistor . . . . . . . . . . . . . . . . . . . . . . . . . .          27,200              *

  David W. Quinn  . . . . . . . . . . . . . . . . . . . . . . . . . . .          21,029              *

  Paul R. Seegers . . . . . . . . . . . . . . . . . . . . . . . . . . .         378,695            1.14%

  Raymond G. Smerge . . . . . . . . . . . . . . . . . . . . . . . . . .          12,507              *

  Paul T. Stoffel . . . . . . . . . . . . . . . . . . . . . . . . . . .          73,402              *

  All directors and executive officers
    of Centex as a group (12 persons) . . . . . . . . . . . . . . . . .       1,342,979            4.06%

____________________
*  less than 1%

   (1) Number of shares have been adjusted to reflect the two-for-one stock split of Centex Common Stock effected in August 1992 (the "Stock Split"). Shares covered by stock options that are outstanding under the Centex Corporation Stock Option Plan and the Centex Corporation 1987 Stock Option Plan and exercisable on June 15, 1994 or within 60 days thereafter are included as "beneficially owned" pursuant to the rules and regulations of the Securities and Exchange Commission. Amounts include the following shares that may be acquired upon exercise of such stock options: Mr. Coleman -- 30,000 shares; Mr. Cook -- 1,667 shares; Mr. Eller -- 139,764 shares; Mr. Gillilan -- 174,000 shares; Mr. Murchison -- 30,000 shares; Mr. Pistor -- 20,000 shares; Mr. Quinn -- 20,000 shares; Mr. Seegers -- 100,000 shares;
         Mr. Smerge -- 8,000 shares; Mr. Stoffel -- 20,000 shares; and all directors and executive officers of Centex as a group (12 persons) -- 517,842 shares. Total shown for Mr. Hirsch includes 200,000 shares covered by a conversion right pursuant to the terms of a Centex subordinated debenture (see page 15, "Certain Transactions"). In addition, this table includes 2,135, 1,511, 829 and 2,407 shares of Centex Common Stock which may be beneficially owned as of March 31, 1994 by Messrs. Eller, Hirsch, Quinn and Smerge, respectively, and 9,740 shares of Centex Common Stock which may be beneficially owned as of March 31, 1994 by all directors and executive officers of Centex as a group (12 persons), pursuant to the Centex Common Stock Fund under the Centex Profit Sharing and Retirement Plan.

CERTAIN BENEFICIAL OWNERS

         The following tabulation sets forth information as of June 15, 1994 with respect to the holders of shares of Centex Common Stock who are known to Centex to be beneficial owners of more than five percent of such shares outstanding.


                                                                          Centex
                                                                     Common Stock (1)
                                                   ---------------------------------------------------
 Name and Address of                                   Number                                Percent
 Beneficial Holder                                    of Shares                              of Class
 -----------------                                 ---------------                         -----------
 FMR Corp.                                            4,514,872                               14.47%
 82 Devonshire Street
 Boston, Massachusetts 02109

- --------------------

(1) Centex has received information from FMR Corp. ("FMR") stating that, as of June 15, 1994, FMR may be deemed to beneficially own 4,514,872 shares of Centex Common Stock, acquired solely for investment purposes, as a parent holding company with respect to holdings of wholly owned investment adviser subsidiaries of FMR and other entities affiliated with FMR. FMR stated that it held 147,284 shares of Centex Common Stock with sole voting power and no shares with shared voting power. The remaining shares that FMR may beneficially own may be voted by (i) the Board of Trustees of certain Fidelity Funds or (ii) certain institutions whose funds are managed by Fidelity Management Trust Company, a wholly owned subsidiary of FMR.

                             EXECUTIVE COMPENSATION


         The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of Centex and the four other most highly compensated executive officers of Centex:

                           SUMMARY COMPENSATION TABLE


                                                                                     LONG TERM
                                                                                   COMPENSATION
                                                                                   -------------
                                                                                      AWARDS
                                                        ANNUAL COMPENSATION          --------
       NAME AND PRINCIPAL        FISCAL           -----------------------------      OPTIONS/             ALL OTHER
            POSITION              YEAR             SALARY ($)     BONUS ($) (1)      SARS (#)         COMPENSATION ($) (4)
       ------------------        ------           -----------     -------------    -------------      --------------------
 LAURENCE E. HIRSCH,              1994            $490,000          $416,500            --               $   25,105
          Chairman of the         1993             464,167           330,000            --                   24,261
          Board                   1992             442,708           215,000        120,000 (2)
          and Chief Executive
          Officer

 WILLIAM J GILLILAN III,          1994            $360,000          $305,000            --               $  25,221
          President and Chief     1993             340,625           245,000            --                 137,000
          Operating Officer       1992             321,250           150,000        100,000 (2)

 TIMOTHY R. ELLER,                1994            $310,000          $225,000            --               $  25,221
          President, Chief        1993             295,000           200,000            --                   81,031
          Executive               1992             270,000           125,000        80,000 (3)
          Officer and Chief
          Operating Officer
          of Centex Real
          Estate Corporation

 DAVID W. QUINN,                  1994            $310,000          $262,500            --               $  25,083
          Executive Vice          1993             290,625           200,000            --                   24,240
          President               1992             275,625           120,000        60,000 (2)
          and Chief Financial
          Officer

 RAYMOND G. SMERGE,               1994            $205,000          $165,000            --               $  22,008
          Vice President,         1993             192,083           120,000            --                 115,437
          Chief                   1992             182,083            72,500        12,000 (2)
          Legal Officer and
          Secretary

- --------------------

(1) Cash bonuses for services rendered in fiscal years 1994, 1993 and 1992 have been listed in the year earned, but were actually paid in the following fiscal year. In Centex's proxy statements for fiscal years prior to fiscal 1993, cash bonuses for services rendered in a fiscal year were paid and listed in the subsequent fiscal year.
(2) The number of shares subject to these stock options has been adjusted for the Stock Split and represents grants of stock options only, as Centex has no program covering stock appreciation rights ("SARs").
         The vesting of these performance stock options is based on the achievement of specified levels of return on equity by Centex during the ten-year period following the stock option grant. Failure to achieve the specified goals delays vesting until the end of the ten-year term. In connection with these fiscal 1992 grants, each such executive officer also received contingent performance bonuses which vest at the same time and in the same proportion as the performance stock options vest based on achievement of the specified return on equity goals. The vested amount of the bonus is payable whenever and to the extent that a recipient exercises any vested performance stock options. Any portion of the contingent bonus not vested as a result of the failure of Centex to achieve the return on equity goals will be cancelled at the end of the ten-year term. The contingent performance bonuses granted to Mr. Hirsch, Mr. Gillilan, Mr. Quinn and Mr. Smerge in fiscal 1992 were $555,000, $462,500, $277,500 and $55,500, respectively. None of these contingent performance bonuses have vested yet.

(3) The number of shares subject to this stock option represents grants of stock options only. The vesting of this performance option is dependent upon the Homebuilding Group's achievement of certain levels of earnings and return on net assets during the ten years following the stock option grant. Failure to achieve the specified goals delays vesting until the end of the ten-year term. In connection with this grant, Mr. Eller received a contingent performance bonus of $370,000, a portion of which vested on April 1, 1994. This contingent performance bonus vests at the same time and in the same proportion as the performance stock option vests based on achievement of the specified earnings and return on net assets goals. The vested amount of the contingent performance bonus is payable whenever and to the extent that Mr. Eller exercises any vested performance stock options. Any portion of the contingent performance bonus not vested as a result of the failure of the Homebuilding Group to achieve the earnings and return on net assets targets will be cancelled at the end of the ten-year term.
(4) Except as set forth below, the compensation reported represents Centex contributions to, and forfeitures allocated to, the account of the recipient under the Profit Sharing and Retirement Plan of Centex Corporation, a defined contribution plan. All of such amounts are fully vested in the recipient. The compensation reported for fiscal 1993 also includes lump sum payments made upon termination of the Management Security Plan of Centex Corporation in the following amounts: Mr. Gillilan -- $112,633; Mr. Eller -- $56,636; and Mr. Smerge -- $94,895.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                          NUMBER OF
                                                                         UNEXERCISED
                                                                        OPTIONS/SARS                       OPTIONS/SARS AT
                              SHARES                                  AT FY-END (#) (1)                     FY-END ($) (4)
                            ACQUIRED ON          VALUE          ----------------------------      ---------------------------------
 NAME                      EXERCISE (#)(1)   REALIZED ($)(2)    EXERCISABLE    UNEXERCISABLE      EXERCISABLE(5)   UNEXERCISABLE(6)
 ----                      ---------------   ---------------    -----------    -------------      --------------   ----------------
 Laurence E. Hirsch           --                 --                   --   (3)     120,000      $      --              $2,205,000
 William J Gillilan III     29,000              709,250             174,000        177,000         3,919,250            4,214,875
 Timothy R. Eller           22,100              590,288              59,900        123,200         1,342,463            2,803,800
 David W. Quinn             40,000              905,313               --            80,000              --              1,518,750
 Raymond G. Smerge           8,000              251,000               --            20,000              --                387,000

- --------------------

(1) Amounts set forth in the table reflect the number and value of shares and options only, as Centex has no program covering SARs.
(2) Includes contingent performance bonuses paid to the following executives upon the exercise of certain stock options granted prior to April 1, 1993: Mr. Quinn -- $68,750; Mr. Smerge -- $27,500.
(3) Does not include 200,000 shares of Centex Common Stock issuable to Mr. Hirsch upon conversion of a Centex debenture in the principal amount of $2,100,000 (see "Certain Transactions").
(4) Represents the difference between the closing price of Centex Common Stock on March 31, 1994 of $30.875 per share, and the exercise price of such options.
(5) Amounts include the following maximum cash bonuses payable in connection with the exercise of stock options at the time of exercise:
         Mr. Gillilan -- $620,500; Mr. Eller -- $204,000.
(6) Amounts include the following maximum cash bonuses payable in connection with the exercise of stock options at the time of exercise:
         Mr. Hirsch -- $555,000; Mr. Gillilan -- $1,117,000; Mr. Eller --
         $737,200; Mr. Quinn -- $346,250; and Mr. Smerge -- $83,000.

         There were no grants of stock options made during the fiscal year ended March 31, 1994 to any of the five named executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         During the last fiscal year, the Compensation Committee was composed of Frank M. Crossen (as Chairman), who is retiring from the Board as of the 1994 Annual Meeting of Stockholders, Mr. Cook, Mr. Murchison and Mr. Pistor, and the Stock Option Committee was composed of Mr. Pistor (as Chairman), Mr. Crossen and Mr. Stoffel. Mr. Crossen served from 1972 to 1985 as the Chairman of the Board of Centex and prior to 1985 held various other Centex executive offices since 1956. In order to retain for Centex the benefit of Mr. Crossen's experience and knowledge, in January 1987, Centex entered into an annually renewable consulting agreement with Mr. Crossen. Under this agreement, Mr. Crossen received $75,000 during the fiscal year ended March 31, 1994 (see pages 15 and 16, "Certain Transactions"). This agreement will expire in July 1994.


REPORT OF COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board provides advice and recommendations to the Board concerning the salaries and bonuses of the
officers of Centex.  The Board approves those salaries and bonuses.   The Stock
Option Committee of the Board administers the stock option plans and is specifically authorized under such plans to grant options to officers and other key employees of Centex and its subsidiaries. Each of these Committees is comprised of three independent, non-employee directors. This report describes the policies and principles which shape the structure of Centex's executive compensation program.

         Centex's executive compensation program is structured to achieve the following objectives:

         - to attract, retain and motivate highly qualified, energetic and talented executives;
         - to create an incentive to increase stockholder returns by establishing a direct and substantial link between individual compensation and certain financial measures which have a direct effect on stockholder values; and
         - to create substantial long-term compensation opportunities for individual executive officers based not only on long-term corporate performance but also on sustained long-term individual performance.

         To achieve its compensation objectives, Centex has structured an executive compensation program using a combination of short-term and long-term elements: (i) annual salary, (ii) annual bonus, and (iii) long-term incentive compensation in the form of stock options and related contingent performance bonuses. In addition, the executive officers of Centex are eligible to receive other benefits such as medical benefits and profit sharing plan contributions which are generally available to employees of Centex.

         In structuring the specific components of executive compensation, Centex is guided by the following principles:

         - annual compensation should be set within reasonable ranges of the annual compensation for similar positions with similarly-sized and types of companies which engage in one or more of the businesses in which Centex engages;

         -       bonus payments should vary with Centex's financial performance
                 ; and

         - a significant portion of compensation should be in the form of long-term incentive compensation which aligns the interests of executives with those of the stockholders and which creates rewards for long-term sustained company performance and the achievement of Centex's strategic objectives.

         Base Salary

         The Compensation Committee is responsible for recommending at the beginning of each fiscal year the base salary levels for the five named executive officers. In developing salary compensation amounts for fiscal 1994, the Compensation Committee reviewed the salaries for similar positions in similarly-sized companies which engage in one or more of the principal businesses of Centex: homebuilding, mortgage banking, contracting and construction services and construction products. Included within the survey were those companies (other than Centex) which comprise the S&P Homebuilding Index in the Cumulative Total Stockholder Return graph on page 14. The Compensation Committee confirmed that the base salaries of the named executives were consistent with its objective of setting base salaries within reasonable ranges for similar positions in competitive companies. In setting base salary levels the Compensation Committee also considers the executive's experience level and potential for significant contributions to Centex's profitability. After completing its review and decision-making process, the Compensation Committee submitted its decision as to base salary levels to the entire Board of Directors, which confirmed the Compensation Committee's decision.

         Incentive Bonus

         The Compensation Committee is also responsible for developing recommendations for the incentive bonuses awarded to the named executives at the end of each fiscal year. The annual incentive bonus program for the executive officers has been structured to create financial incentives and rewards which are directly related to corporate performance during the fiscal year. In particular, the Compensation Committee weighs heavily certain financial measurements that are directly related to stockholder returns such as net earnings, earnings growth, return on equity and other factors. Incentive bonuses awarded to the named executives for fiscal 1994 were greater than the bonuses awarded in the two prior fiscal years, reflecting Centex's improved performance during fiscal 1994. During fiscal 1994 Centex achieved record levels of revenues, operating earnings and net earnings (40% over the prior year) and ended the year with the highest backlog in company history in the homebuilding, mortgage banking and contracting and construction services divisions.

         Long Term Compensation

         Although the Stock Option Committee did not grant any stock options to any of the named executive officers during fiscal 1994, stock options remain the most important component of the executive officer's long-term compensation. Consistent with Centex's effort to increase the proportion of management compensation which is tied to Centex's performance, the Stock Option Committee of the Board of Directors has structured certain of its stock option programs to link the vesting of stock option grants to the achievement by Centex (or a certain business group within Centex) of certain specific performance targets during the ten years following the stock option grant. Generally, under the terms of the stock options issued in recent years, the number of shares that "vest" or which become exercisable by the optionee depends upon the achievement of specific operational or financial goals by the business group or groups with which the optionee is associated. These operational and financial goals are customized for each of the business groups within Centex (for example, "return on net assets" for the home building division, "average contribution per loan" for the mortgage banking division, "return on revenues" for the contracting and construction services division and "return on equity" for the corporate division) and are structured to reward the optionee for superior long-term operating performance of the business group with which the optionee is associated. Failure to meet the specified goals results in those shares not "vesting or becoming exercisable" until the end of the full ten-year term. The Stock Option Committee believes that these programs properly align the interests of Centex's officers and managers with the interests of the stockholders by linking a majority of their long-term compensation with goals that have a direct and positive effect on stockholder value. Over the past three fiscal years, substantially all of the stock options granted by Centex to its officers and key employees were granted under these performance programs. Although there were no options granted to the Chief Executive Officer or the four other most highly compensated executive officers during the last fiscal year, all of the options granted to these executive officers during the last three fiscal years were granted under this performance option program.

         At the time of the grant of the performance stock options during fiscal 1992 and in furtherance of its objective of increasing the percentage of key employee compensation which is tied to Centex's performance, Centex granted contingent performance bonuses to certain of its key employees, including the named executive officers. Generally, these bonuses vest at the same time and in the same proportion as the performance stock options' specific performance targets are achieved. The vested amounts of most performance bonuses are payable whenever and to the extent that a recipient exercises options shares which have vested by the achievement of performance goals. Generally, any portion of the contingent bonus not vested at the end of the ten-year term as a result of the business group not achieving the specific performance targets will be cancelled.

         CEO Compensation

         The Chief Executive Officer of Centex participates in the same compensation programs as the other executive officers with each component of his compensation determined by the Compensation Committee according to the same criteria. The base salary and incentive bonus of the Chief Executive Officer in effect for fiscal 1994 was consistent with the Compensation Committee's salary range guidelines and objectives for all officers. The incentive bonus granted to the Chief Executive Officer for fiscal 1994 was greater than the prior fiscal year, reflecting Centex's record performance during the fiscal year.

         In accordance with recently enacted federal income tax legislation, beginning in 1994, the Internal Revenue Service will limit the deductibility for federal income tax purposes of certain executive compensation payments in excess of $1 million. Because it is not expected that any individual Centex executive officer's compensation will exceed the $1 million limit this year or in the foreseeable future, the Compensation Committee has taken no special action to revise its compensation programs or otherwise address this issue. The Compensation Committee will continue to review this matter and will take appropriate action in the future as it determines to be advisable.



COMPENSATION COMMITTEE                             STOCK OPTION COMMITTEE
- ----------------------                             ----------------------
Frank M. Crossen, Chairman                         Charles H. Pistor, Chairman
Clint W. Murchison, III                            Frank M. Crossen
Charles H. Pistor                                  Paul T. Stoffel
Dan W. Cook III

PERFORMANCE GRAPH

         The following graph compares the yearly change in the cumulative total stockholder return on Centex Common Stock during the five fiscal years ended March 31, 1994 with the S&P 500 Index and the S&P Homebuilding Index. The comparison assumes $100 was invested on March 31, 1989 in Centex Common Stock and in each of the foregoing indices, and assumes reinvestment of dividends.

           COMPARATIVE FIVE YEAR CUMULATIVE TOTAL STOCKHOLDER RETURN

                                                                  MARCH 31,
                                  1989         1990          1991          1992          1993          1994
                                  ----         ----          ----          ----          ----          ----
 Centex Corporation               $100         $140          $125          $179          $235          $231
 S&P 500 Index                    $100         $119          $136          $152          $175          $177
 S&P HB Index                     $100         $113          $122          $183          $203          $213

SECTION 16(A) COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Centex directors and officers, and persons who beneficially own more than 10% of a registered class of Centex's equity securities, to file initial reports of ownership, reports of changes in ownership and annual reports of ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish Centex with copies of all Section 16(a) forms they file with the SEC.

         Based solely on its review of the copies of such forms received by it with respect to fiscal 1994, or written representations from certain reporting persons, Centex believes that all filing requirements required by Section 16(a) for fiscal 1994 applicable to its directors, officers and persons who beneficially own more than 10% of a registered class of Centex's equity securities have been complied with, except that Mr. Smerge filed one Form 4 two business days late.

                              CERTAIN TRANSACTIONS

         In July 1988, the Centex Board of Directors approved a five-year employment agreement with Mr. Seegers. The agreement was to ensure the continued availability of Mr. Seegers' services to the Company which he has served in various executive capacities for over 30 years. In July 1991, the term of Mr. Seeger's employment agreement was extended for a period of two years to provide for his continued engagement through January 1995. Since his resignation as Chairman of the Board in July 1991, Mr. Seegers has continued to serve the Company as the Chairman of the Executive Committee and as a consultant. Under the terms of the amended employment agreement, Mr. Seegers receives annual payments of $425,000. This agreement was recently revised to provide for its conversion to a consulting agreement effective January 31, 1995 at $215,000 per year through January 31, 1997. In addition, Mr. Seegers continues to be eligible for and receives certain fringe benefits available to executives of Centex.

         In 1991, the Centex Board of Directors also approved executive employment agreements for Messrs. Hirsch, Gillilan and Quinn. Each of these agreements provides for a term which at all times has a remainder of two years, for discretionary bonuses and certain other fringe benefits and for the payment of two years base salary from the date of termination if the executive's employment is terminated for any reason other than cause or if the executive voluntarily resigns within two years after the occurrence of a change in control of Centex. These agreements further provide for the following minimum annual base salaries, commencing April 1, 1994: Mr. Hirsch -- $515,000; Mr. Gillilan -- $375,000; and Mr. Quinn -- $325,000.

         In September 1985, pursuant to Centex's employment of Laurence E. Hirsch, Centex loaned to Mr. Hirsch $1,000,000 to purchase a residence in the Dallas area. The loan, which matures in March 1995, is evidenced by his full recourse promissory note secured by a first lien on the residence. The first $700,000 of the principal bears no interest, and the principal in excess of $700,000 bears interest at 10%.

         In May 1985, Centex issued and sold to Mr. Hirsch a Centex debenture in the principal amount of $2,100,000. The debenture will mature in May 1995 and bears interest at a fluctuating rate equal to the lesser of the prime rate of NationsBank of Texas, N.A. or the highest lawful rate that Centex may pay. In May 1994, Centex's Board of Directors authorized the extension of the maturity date of the debenture from May 1995 to May 2000. The debenture is subordinated to all senior debt of Centex and is convertible into 200,000 shares of Centex Common Stock at a price of $10.50 per share (the closing price of a share of Centex Common Stock on the New York Stock Exchange on May 6, 1985, as adjusted for the Stock Split). Centex guaranteed a bank loan made to Mr. Hirsch in an amount necessary to purchase the debenture. The loan term is for as long as the debenture remains outstanding and has a fluctuating interest rate not in excess of the prime rate of NationsBank of Texas, N.A.

         On January 30, 1991, Centex loaned to Mr. Quinn $250,000 for five years to complete his purchase of a residence in the Dallas area. The loan, which had a balance of $125,000 on March 31, 1993, was evidenced by his full recourse promissory note secured by a deed of trust on the residence with interest at 10% per annum, payable quarterly. In June 1993, Mr. Quinn paid to Centex the full amount of all outstanding principal and interest owed on such loan.

         In December 1986, Mr. Crossen retired as an employee of Centex. In order to retain for Centex the benefit of Mr. Crossen's experience and knowledge, Centex entered into an annually renewable consulting agreement with him, which provided for annual payments of $75,000. This agreement will expire in July 1994.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen & Co. acted as Centex's independent public accountants for the fiscal year ended March 31, 1994 and has served as Centex's independent public accountants since 1971. Centex's independent public accountants are selected annually by the Board of Directors at its meeting held immediately following the annual meeting of stockholders. It is anticipated that the Board of Directors will select Arthur Andersen & Co. as Centex's independent public accountants for the current year.

         Representatives of Arthur Andersen & Co. are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.


                             STOCKHOLDER PROPOSALS

         Centex's 1995 annual meeting of stockholders is scheduled to be held on July 27, 1995. In order to be considered for inclusion in Centex's proxy material for that meeting, stockholder proposals must be received at Centex's executive offices, addressed to the attention of the Secretary, not later than March 3, 1995.


                                   FORM 10-K

         STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING MAY OBTAIN A COPY OF CENTEX'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1994, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, UPON REQUEST TO CENTEX CORPORATION, ATTENTION: RAYMOND G. SMERGE, SECRETARY, 3333 LEE PARKWAY, DALLAS, TEXAS 75219.

                                        By Order of the Board of Directors


                                                 RAYMOND G. SMERGE
                                        Vice President, Chief Legal Officer
                                                   and Secretary


Dallas, Texas
July 1, 1994

                            3333 HOLDING CORPORATION
                                3333 LEE PARKWAY
                              DALLAS, TEXAS 75219

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 28, 1994


To The Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of 3333 Holding Corporation, a Nevada corporation ("Holding"), will be held in the auditorium of the Dallas Museum of Art, 1717 North Harwood in the City of Dallas, Texas, on Thursday, July 28, 1994, at 10:00 A.M. (C.D.T.) for the following purposes:

         1. To elect a Board of three directors to serve during the ensuing year and until their successors are elected and qualified.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on June 15, 1994 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. The transfer books will not be closed.

         You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, you are urged to promptly sign, date and mail the accompanying form of Holding proxy, so that your Holding shares may be represented and voted at the meeting. Your Holding proxy will be returned to you if you should be present at the meeting and request such return.

                                        By Order of the Board of Directors


                                                 RAYMOND G. SMERGE
                                                     Secretary



Dallas, Texas
July 1, 1994



         PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF 3333 HOLDING CORPORATION AND CENTEX CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.

                            3333 HOLDING CORPORATION

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 28, 1994


                                  INTRODUCTION

         The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the Board of Directors of 3333 Holding Corporation, a Nevada corporation ("Holding"), for use at the Annual Meeting of Stockholders of Holding to be held on July 28, 1994, and at any adjournment thereof. The mailing address of the executive offices of Holding is 3333 Lee Parkway, Dallas, Texas 75219. The approximate date on which this proxy statement and accompanying proxy were first sent to stockholders is July 1, 1994.


PURPOSES OF THE MEETING

         At the meeting, action will be taken upon the following matters:

                 (1) Election of a Board of three directors, each to hold office until the next annual election of directors and until his successor shall have been elected and qualified.

                 (2) Such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors of Holding does not know of any matter that may be acted upon at the meeting other than the matter set forth in item (1) above.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS OF HOLDING RECOMMENDS A VOTE FOR ELECTION OF THE THREE NOMINEES FOR DIRECTOR OF HOLDING NAMED IN THE ACCOMPANYING HOLDING PROXY.


                               TANDEM SECURITIES

         On November 30, 1987, Centex Corporation, a Nevada corporation ("Centex"), distributed as a dividend to its stockholders (through a nominee, the "Nominee") all the issued and outstanding shares of Holding common stock, par value $ .01 per share ("Holding Common Stock"), and 900 warrants (the "Stockholder Warrants") to purchase Class B Units of limited partnership interest in Centex Development Company, L.P., a Delaware limited partnership ("CDC"). 3333 Development Corporation, a Nevada corporation and a wholly owned subsidiary of Holding ("Development"), is the general partner of CDC.

         The Nominee holds the Stockholder Warrants and 1,000 shares of Holding Common Stock, which constitutes all the issued and outstanding capital stock of Holding, on behalf of and for the benefit of persons who are from time to time the holders of the common stock, par value $.25 per share ("Centex Common Stock"), of Centex ("Centex Stockholders"). Each Centex Stockholder owns a beneficial interest in that portion of the 1,000 shares of Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder's beneficial interest in such pro rata portion of the shares of Holding Common Stock and Stockholder Warrants is represented by the certificate or certificates evidencing such Centex Stockholder's Centex Common Stock, and is currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock. These restrictions on transfer are imposed by the terms of a nominee agreement (the "Nominee Agreement") among Centex, Holding, CDC and the Nominee. Centex Common Stock certificates issued after the date of the Nominee Agreement bear a legend referring to the restrictions on transfer imposed thereby.

         PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF 3333 HOLDING CORPORATION AND CENTEX CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.


                             RECORD DATE AND VOTING

         The record date for the determination of stockholders entitled to notice of and to vote at the meeting is the close of business on June 15, 1994. On the record date, the issued and outstanding capital stock of Holding entitled to vote at the meeting consisted of 1,000 shares of Holding Common Stock. See "Tandem Securities".

         Each share of Holding Common Stock is entitled to one vote upon the election of directors and each other matter that may be properly brought before the meeting or any adjournment thereof. Neither the Articles of Incorporation nor the By-laws of Holding provide for cumulative voting rights. The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of Holding Common Stock is necessary to constitute a quorum.

         Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the proxy card is signed and returned without any direction given, the shares will be voted for election of the directors named in the proxy. The Board of Directors does not intend to present, and has no information that others will present, any business at the meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders of Holding. However, if other matters requiring the vote of stockholders come before the meeting, it is the intention of the persons named in the accompanying form of Holding proxy to vote the proxies held by them in accordance with their best judgment in such matters. Any stockholder of Holding has the unconditional right to revoke his Holding proxy at any time prior to the voting thereof by submitting a later dated proxy, attending the meeting and voting in person or by written notice to Holding addressed to Raymond G. Smerge, Secretary, 3333 Holding Corporation, 3333 Lee Parkway, Dallas, Texas 75219; however, no such revocation shall be effective until such notice of revocation has been received by Holding at or prior to the meeting.

         The cost of solicitation of proxies for the meeting will be borne by Centex. Solicitation may be made by mail, personal interview, telephone and/or telegraph by officers of Holding or by officers and other employees of Centex, who will receive no additional compensation therefor. See "Executive Compensation". To aid in the solicitation of proxies, the firm of Georgeson & Company Inc. has been retained by Centex and will be paid by Centex a fee of approximately $7,000 plus out-of-pocket expenses. See "Tandem Securities". Centex will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners.

                             ELECTION OF DIRECTORS

         In accordance with the By-laws of Holding, the Board of Directors has established the number of directors to be elected at the meeting at three, which shall constitute the entire Board of Directors. Unless contrary instructions are indicated on the proxy, it is intended that the shares represented by the accompanying Holding proxy will be voted for the election of the three nominees for director named below or, if any of such nominees should become unavailable, which is not anticipated, for such substitute nominee as the Board of Directors shall designate. Each director will hold office until the next annual election of directors and until his successor shall have been elected and qualified, subject to removal by the vote of the holders of not less than two-thirds of the outstanding shares of Holding Common Stock. A plurality of votes cast at the annual meeting, in person or by proxy, is required to elect each nominee. The Board recommends that stockholders vote FOR the election of such nominees.

         The three persons named below are the Board's nominees for election as directors at the meeting. All the persons named below are currently directors of Holding and were elected as such by stockholders at the 1993 annual meeting
of stockholders.   The information appearing in the following table respecting the nominees for director has been furnished to Holding by the respective nominees.

                                                    POSITIONS AND                                  BOARD
                                                    OFFICES WITH             DIRECTOR            COMMITTEE
                 NAME AND AGE                          HOLDING                 SINCE            MEMBERSHIP
                 ------------                      ---------------          ----------          -----------
 J. Stephen Bilheimer, 62  . . . . . . . .          President (1)              1989                 None

 Josiah O. Low, III, 55  . . . . . . . . .            None (2)                 1987                Audit

 David M. Sherer, 57 . . . . . . . . . . .            None (3)                 1987                Audit

- --------------------

(1) Mr. Bilheimer has been President of Holding and President of Development, the general partner of CDC, since 1987 and has also held various executive positions with Centex's home building subsidiaries since 1966.
(2) Mr. Low has been Managing Director of Donaldson, Lufkin & Jenrette Securities Corporation since February 1985. Mr. Low is also a director of Development.
(3) Mr. Sherer has been President of David Sherer and Associates, Inc., a commercial real estate, investment and brokerage firm, for more than five years. Mr. Sherer is also a director of Development.


BOARD MEETINGS, FEES, COMMITTEES AND ATTENDANCE RECORDS

         During Holding's fiscal year ended March 31, 1994, the Board of Directors held one meeting which was attended by all directors.

         The Board of Directors has an Audit Committee, composed of two directors, neither of whom is an officer or employee of Holding or any of its subsidiaries, which reviews the work of Holding's management and independent auditors pertaining to Holding's financial statements and performs such other duties and functions as are deemed appropriate by the Audit Committee or the Board. During Holding's fiscal year ended March 31, 1994, the Audit Committee held one meeting which was attended by both members. Audit Committee members receive no fee for serving on the committee.

         Members of the Board of Directors who are neither an officer nor employee of Holding or any of its subsidiaries or of Centex or any of its subsidiaries receive a retainer of $8,000 per year. In addition, Holding reimburses the directors for the reasonable expenses incurred in attending directors' and committee meetings.

                        SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as of June 15, 1994 with respect to the beneficial ownership of the equity securities of Holding by each director, nominee for election to the Board of Directors and executive officer named in the Summary Compensation Table under "Executive Compensation", individually itemized, all directors and officers of Holding as a group, and any person known to Holding to be the beneficial owner of more than 5% of any class of Holding's voting securities. Except as otherwise indicated, all Holding Common Stock is owned directly, and the owner thereof has the sole voting and investment power with respect thereto.

                                                         NUMBER OF SHARES
                                                            OF HOLDING
                                                          COMMON STOCK                           PERCENT
          NAME OF BENEFICIAL OWNER*                   BENEFICIALLY OWNED (1)                 OF  CLASS (1)
          -------------------------                   ----------------------                 -------------
 J. Stephen Bilheimer  . . . . . . . . . .                      --                                  **

 Josiah O. Low, III  . . . . . . . . . . .                      --                                  **

 David M. Sherer . . . . . . . . . . . . .                      --                                  **

 All directors and executive officers
          as a group (4 persons) . . . . .                      --                                  **

 Centex Corporation (2)  . . . . . . . . .                     100                                  9.09%

 FMR Corp. (3) . . . . . . . . . . . . . .                     145                                 13.15%

 ___________________
* The address of any person who is the beneficial owner of more than 5% of a class of Holding's voting securities is footnoted.
**   Less than 1%.

(1) Record title to the Holding Common Stock is held by the Nominee for the benefit of Centex Stockholders pursuant to the Nominee Agreement. See "Tandem Securities". However, the Nominee has no power to vote (absent instruction) or to direct the investment of the Holding Common Stock. The number of shares of Holding Common Stock listed as beneficially owned has been rounded to the nearest whole share, and the calculations in this table are based on the assumption that all options to purchase Centex Common Stock, presently exercisable, or exercisable within 60 days, have been exercised.
(2) Centex, whose address is 3333 Lee Parkway, Dallas, Texas 75219, owns beneficially and of record 100 warrants (the "Centex Holding Stock Warrants") to purchase shares of Holding Common Stock. Each Centex Holding Stock Warrant entitles the holder to purchase one share of Holding Common Stock (subject to adjustment) at an exercise price of $800 per share (subject to adjustment). The shares of Holding Common Stock, which may be acquired upon the exercise of the Centex Holding Stock Warrants as of the date when the Stockholder Warrants become exercisable, which date Centex may indirectly determine in its discretion, are not outstanding but are included as "beneficially owned" pursuant to the rules and regulations of the Securities and Exchange Commission. However, it has been assumed in connection with the disclosure of such beneficial ownership that (i) the Centex Holding Stock Warrants are not subdivided or combined and (ii) the Holding Common Stock is not subdivided and a stock dividend or stock split with respect to the Holding Common Stock has not occurred, prior to the exercise of the Centex Holding Stock Warrants.
(3) Centex has received information from FMR Corp. ("FMR") stating that, as of June 15, 1994, FMR may be deemed to beneficially own 4,514,872 shares of Centex Common Stock (and therefore to own a beneficial interest in 145 shares of Holding Common Stock), acquired solely for investment purposes, as a parent holding company with respect to holdings of wholly owned investment adviser subsidiaries of FMR and other entities affiliated with FMR. FMR stated that it held 147,284 shares of Centex Common Stock with sole voting power (and therefore held a beneficial intrest in 5 shares of Holding Common Stock with sole voting power) and no shares with shared voting power. The remaining shares that FMR may beneficially own may be voted by (i) the Board of Trustees of certain Fidelity Funds, or (ii) certain institutions whose funds are managed by Fidelity Management Trust Company, a wholly owned subsidiary of FMR.


                             EXECUTIVE COMPENSATION

         Neither Holding nor Development has any full time employees. The directors and executive officers of Holding, who hold the same directorships and offices in Development, perform all executive management functions for Holding and Development. Services required by Holding and CDC in their operations are also provided pursuant to a services agreement and a management agreement, respectively. See "Certain Transactions". The executive officers of Holding did not receive any remuneration from Holding, Development or CDC for the fiscal year ended March 31, 1994. Directors of Holding who are neither officers nor employees of Holding, Centex or any of their subsidiaries receive compensation from Holding in the form of director's fees. See "Election of Directors -- Board Meetings, Fees, Committees and Attendance Records". During the 1994 fiscal year, each executive officer of Holding received remuneration in the form of cash and incentive compensation from Centex or one of its subsidiaries in his capacity as a director, officer or employee thereof.

         During fiscal year 1994, J. Stephen Bilheimer, President of Holding, and Roger D. Sefzik, Vice President and Treasurer of Holding, both of whom are employees of subsidiaries of Centex, devoted a majority of their time and attention to the management of Holding and its subsidiary. Messrs. Bilheimer and Sefzik, who are the only executive officers of Holding, provided such services to Holding and its subsidiary on behalf of and in their capacities as officers and employees of Centex Development Management Company, a Nevada corporation ("CDMC") and an indirect wholly owned subsidiary of Centex, pursuant to the management agreement described above and are therefore compensated by CDMC. The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and the other executive officer of Holding.

                           SUMMARY COMPENSATION TABLE


                                                         ANNUAL COMPENSATION
       NAME AND PRINCIPAL        FISCAL            ---------------------------------             ALL OTHER
            POSITION              YEAR             SALARY ($)           BONUS ($)(1)         COMPENSATION ($)(2)
 -----------------------------   ------            ----------           ------------         -------------------
 J. STEPHEN BILHEIMER,            1994              $206,000               $55,000                  $56,953
          President               1993               200,000                40,000                   36,450
                                  1992               195,000                50,000

 ROGER D. SEFZIK,                 1994              $ 94,100               $15,000                  $10,097
          Vice President and      1993                90,500                15,000                    9,668
          Treasurer               1992                87,000                17,000

- --------------------

(1) Cash bonuses for services rendered in fiscal years 1994, 1993 and 1992 have been listed in the year earned, but were actually paid in the following fiscal year.
(2) Amounts represent all Centex contributions to, and forfeitures allocated to, the account of the recipient under the Profit Sharing and Retirement Plan of Centex Corporation, a defined contribution plan. All of such amounts are fully vested in the recipient. Compensation for Mr. Bilheimer for 1994 and 1993 includes annual payments made as a result of termination of the Management Security Plan of Centex Corporation in the amounts of $34,818 and $15,042, respectively.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                                                     NUMBER OF
                                                                    UNEXERCISED
                                                                   OPTIONS/SARS                      OPTIONS/SARS AT
                              SHARES                             AT FY-END (#)(1)                     FY-END ($)(2)
                            ACQUIRED ON        VALUE       ---------------------------     -------------------------------------
           NAME            EXERCISE (#)    REALIZED ($)    EXERCISABLE   UNEXERCISABLE     EXERCISABLE (3)     UNEXERCISABLE (4)
           ----            ------------    -------------   ------------  -------------     ---------------     -----------------
 J. Stephen Bilheimer           --              --             5,942         23,658            $183,459            $730,441
 Roger D. Sefzik                --              --             2,000          1,000              33,000              16,500

____________________

(1) Amounts set forth in the table reflect the number and value of options only, as Centex has no program covering stock appreciation rights.
(2) Represents the difference between the closing price of Centex Common Stock on March 31, 1994 of $30.875 per share, and the exercise price of such options.
(3) Amount for Mr. Bilheimer includes maximum cash bonuses of $50,507 payable in connection with the exercise of stock options at the time of exercise.
(4) Amount for Mr. Bilheimer includes maximum cash bonuses of $201,092 payable in connection with the exercise of stock options at the time of exercise.

         There were no grants of stock options made during the fiscal year ended March 31, 1994 to either of the named executive officers.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         None of Holding's directors, officers or employees has any relationship requiring disclosure under Item 402(j) of Regulation S-K.


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         Holding does not have a compensation committee, stock option committee or any other committee performing similar functions. Holding's Board of Directors does not make or influence any decision regarding the cash or noncash compensation paid to the executive officers of Holding. Rather, as previously explained, all compensation earned by Holding's executive officers is paid by CDMC. See "Executive Compensation". So long as the executive officers of Holding are compensated by CDMC or its affiliates, Holding does not intend to provide any other compensation to such individuals. Because Holding cannot influence or affect the amount or form of such compensation paid to Holding's executive officers, no report is provided herein.

PERFORMANCE GRAPH

         As described in "Tandem Securities" on pages 18 and 19, the record owner of the 1,000 issued and outstanding shares of Holding Common Stock is the Nominee, who holds such stock pursuant to the Nominee Agreement on behalf of and for the benefit of Centex Stockholders. Thus, each Centex Stockholder owns a beneficial interest in a portion of the 1,000 shares of Holding Common Stock held by the Nominee, which shares are currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock. As a consequence of the foregoing and because the beneficial interests in the 1,000 shares of Holding Common Stock do not have any separate ascertainable value, no performance graph is provided herein. Stockholders desiring to review the five-year stock performance of Centex Common Stock are directed to the "Performance Graph" section on page 14 of the Centex Proxy Statement.

SECTION 16(A) COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Holding's directors and officers, and persons who beneficially own more than 10% of a registered class of Holding's equity securities to file initial reports of ownership, reports of changes in ownership and annual reports of ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulation to furnish Holding with copies of all Section 16(a) forms they file with the SEC.

         Based solely on its review of the copies of such forms received by it with respect to fiscal 1994, or written representations from certain reporting persons, Holding believes that all filing requirements required by Section 16(a) for fiscal 1994 applicable to its directors, officers and persons who beneficially own more than 10% of a registered class of Holding's equity securities have been complied with.


                              CERTAIN TRANSACTIONS

         Holding entered into a services agreement in May 1987 with Centex Service Company, a wholly owned subsidiary of Centex ("CSC"), whereby CSC agreed to provide certain tax, accounting and other similar services for Holding at a fee of $2,500 per month. Service fees of $30,000 were paid pursuant to this agreement for fiscal year 1994.

         CDC has entered into agreements with certain Centex subsidiaries for them to provide management services to CDC in connection with the development and operation of properties acquired by CDC, maintenance of CDC property and other administrative services. Management fees and development costs totaling $785,000 were incurred under these agreements during fiscal year 1994, and remain unpaid as of June 15, 1994.

         In connection with Holding's acquisition of additional shares of common stock of Development in 1987, Holding borrowed $7,700,000 from Centex pursuant to a secured promissory note (the "Holding Note"). The Holding Note, which had a fluctuating balance during fiscal 1994, bears interest, payable quarterly, at the prime rate of interest of NationsBank of Texas, N.A. ("NationsBank") plus 1% (8 1/4% at June 15, 1994). As of June 15, 1994, the outstanding principal balance of the Holding Note was $6,710,000. The Holding Note matures on the earlier to occur of April 1, 1996 or the last detachment of Holding Common Stock and the Stockholder Warrants from Centex Common Stock pursuant to the Nominee Agreement. Interest expense on the Holding Note was $439,000 for fiscal year 1994.

         In 1987, Development loaned $7,700,000 to Centex Real Estate Corporation, a subsidiary of Centex ("CREC"), pursuant to an unsecured promissory note (the "CREC Note") and the related loan agreement. The CREC Note bears interest, payable quarterly, at the prime rate of interest of NationsBank plus 7/8% (8 1/8% at June 15, 1994). As of June 15, 1994, the outstanding principal balance of the CREC Note was $7,700,000. The CREC Note matures on April 30, 1996. Fiscal year 1994 interest on the CREC Note totaled $537,000.

         In fiscal year 1994, CDC sold to CREC 246 lots for $2,354,000. CREC acquired 209 lots for $2,050,000 in April, 1994, and has contracts to purchase an additional 260 lots from CDC.

         In July 1992, on behalf of CDC, CREC guaranteed a $10,000,000 bank line of credit for CDC to utilize in conjunction with development of lots to be sold to CREC. In July 1993, the amount of such line of credit was reduced to
$5,000,000.   This line of credit, which had an outstanding balance of
$2,165,000 at June 15, 1994, bears interest at LIBOR plus 3/4% (5 1/16% at June 15, 1994), is unsecured and matures in July 1994. CREC has also agreed to fund certain of CDC's costs (primarily real estate taxes and rezoning expenses) associated with the Forster Ranch property under an agreement that may transfer ownership of such property back to the lender by April 1995 in satisfaction of the non-recourse debt subject to the completion of certain revisions to existing development approvals.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen & Co. acted as Holding's independent public accountants for the fiscal year ended March 31, 1994 and has served as independent public accountants for Holding since its incorporation in May 1987. Holding's independent public accountants are selected annually by the Board of Directors at the Board's first meeting held subsequent to the annual meeting of stockholders. It is expected that the Board of Directors will select Arthur Andersen & Co. as Holding's independent public accountants for the current year.

         Representatives of Arthur Andersen & Co. are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                             STOCKHOLDER PROPOSALS

         Holding's 1995 annual meeting of stockholders is scheduled to be held on July 27, 1995. In order to be considered for inclusion in Holding's proxy material for that meeting, stockholder proposals must be received at Holding's executive offices, addressed to the attention of the Secretary, not later than March 3, 1995.


                                   FORM 10-K

         STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING MAY OBTAIN A COPY OF HOLDING'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1994, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, UPON REQUEST TO 3333 HOLDING CORPORATION, ATTENTION: RAYMOND G. SMERGE, SECRETARY, 3333 LEE PARKWAY, DALLAS, TEXAS 75219.

                                        By Order of the Board of Directors


                                                  RAYMOND G. SMERGE
                                                      Secretary


Dallas, Texas
July 1, 1994

____________________________________________________________________________________________________________________________________

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL THE                                          /X/ Please mark
NOMINEES IN ITEM 1.                                                                                                      your votes
                                                                                                                         like this
                        _________________
                             COMMON                     CENTEX CORPORATION

1. Election of directors listed below to       FOR all nominees            WITHHOLD           2. In their discretion, on such other
   serve until the Annual Meeting of         listed below (except          AUTHORITY             business as may properly be brought
   Stockholders in 1997.                       as marked to the         to vote for all          before the meeting or any
                                                  contrary).        nominees listed below.       adjournment thereof.

(INSTRUCTION: To withhold authority to             /  /                     /  /              UNLESS OTHERWISE SPECIFIED, THIS PROXY
vote for any individual nominee, write                                                        WILL BE VOTED FOR ITEM 1 and, in the
the nominee's name in the space provided                                                      discretion of the named proxies, upon
below.)                                                                                       such other business as may properly be
                                                                                              brought before the meeting or any
Dan W. Cook III  Laurence E. Hirsch  Charles H. Pistor                                        adjournment thereof. By executing this
                                                                                              proxy, the undersigned hereby revokes
________________________________________________                                              prior proxies relating to the meeting.
THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT
IS VOTED AT THE ANNUAL MEETING.
                                                                                         Check here for address change
                                                                       _________         (please note new address at left).    /  /
                                                                               |
                                                                               |         Check here if you plan to attend the
                                                                               |         annual meeting of stockholders.       /  /



          Signature(s)  ______________________________________________________________      Dated _________________, 1994
          NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

- ------------------------------------------------------------------------------------------------------------------------------------

PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARD OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE
REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS IN THE ENCLOSED
ENVELOPE. PLEASE TEAR OFF AND DISCARD THIS STUB.

- ------------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL THE                                          /X/ Please mark
NOMINEES IN ITEM 1.                                                                                                      your votes
                                                                                                                         like this
                        _________________
                             COMMON                  3333 HOLDING CORPORATION

1. Election of directors listed below.         FOR all nominees            WITHHOLD           2. In their discretion, on such other
                                             listed below (except          AUTHORITY             business as may properly be brought
                                               as marked to the         to vote for all          before the meeting or any
                                                  contrary).        nominees listed below.       adjournment thereof.

(INSTRUCTION: To withhold authority to             /  /                     /  /              UNLESS OTHERWISE SPECIFIED, THIS PROXY
vote for any individual nominee, write                                                        WILL BE VOTED FOR ITEM 1 and, in the
the nominee's name in the space provided                                                      discretion of the named proxies, upon
below.)                                                                                       such other business as may properly be
                                                                                              brought before the meeting or any
J. Stephen Bilheimer  Josiah O. Low, III  David M. Sherer                                     adjournment thereof. By executing this
                                                                                              proxy, the undersigned hereby revokes
________________________________________________                                              prior proxies relating to the meeting.
THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT
IS VOTED AT THE ANNUAL MEETING.
                                                                                         Check here for address change
                                                                       _________         (please note new address at left).    /  /
                                                                               |
                                                                               |         Check here if you plan to attend the
                                                                               |         annual meeting of stockholders.       /  /



          Signature(s)  ______________________________________________________________      Dated _________________, 1994
          NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

____________________________________________________________________________________________________________________________________

________________________________________________________________________________


                              CENTEX CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - JULY 28, 1994

The undersigned hereby appoints William J Gillilan III and Laurence E. Hirsch (acting unanimously or if only one be present, by that one alone), and each of them, proxies, with full power of substitution to each, to vote, as specified on the reverse side, at the Annual Meeting of Stockholders of Centex to be held July 28, 1994, or any adjournment thereof, all shares of Common Stock of Centex Corporation ("Centex") registered in the name of the undersigned at the close of business on June 15, 1994.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE BALLOT ON THE REVERSE SIDE, BUT IF NO INSTRUCTIONS ARE INDICATED, THEN THIS PROXY WILL BE VOTED FOR ITEM 1. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 2.

    By execution of this proxy, you hereby acknowledge receipt herewith of Notice of Meeting and Proxy Statement dated July 1, 1994.

    READ, EXECUTE AND DATE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.

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PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARD OF DIRECTORS OF CENTEX
CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS IN THE ENCLOSED ENVELOPE. PLEASE TEAR OFF AND DISCARD THIS STUB.

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                           3333 HOLDING CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - JULY 28, 1994

The undersigned hereby appoints J. Stephen Bilheimer and David M. Sherer (acting unanimously or if only one be present, by that one alone), and each of them, proxies, with full power of substitution to each, to vote, as specified on the reverse side, at the Annual Meeting of Stockholders of 3333 Holding Corporation ("Holding") to be held July 28, 1994, or any adjournment thereof, all the beneficial interest of the undersigned in that portion of the 1,000 shares (the "Shares") of Common Stock of Holding registered in the name of Chemical Bank (the "Nominee") pursuant to that certain Nominee Agreement dated November 30, 1987 by and among Holding, Centex Corporation ("Centex"), Centex Development Company, L.P. and the Nominee, at the close of business on June 15, 1994 (the "Record Date"), that the total number of shares of Common Stock of Centex held by the undersigned on the Record Date (being the number of shares shown on this proxy beside the name of the undersigned (the "Centex Owned Shares")) bears to the total number of shares of Centex Common Stock outstanding on the Record Date. The beneficial interest of the undersigned in the Shares is thus equal to approximately .000032 multiplied by the number of the Centex Owned Shares.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE BALLOT ON THE REVERSE SIDE, BUT IF NO INSTRUCTIONS ARE INDICATED, THEN THIS PROXY WILL BE VOTED FOR ITEM 1. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 2.

    By execution of this proxy, you hereby acknowledge receipt herewith of Notice of Meeting and Proxy Statement dated July 1, 1994.

    READ, EXECUTE AND DATE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.

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